                                                                EXHIBIT 10.21


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                      PREFERRED STOCK PURCHASE WARRANT

Warrant No. 1

                           POINTCAST INCORPORATED

                          Void after July 31, 2002

        1. ISSUANCE. In consideration of $100, receipt of which is hereby acknowledged, this Warrant is issued to Lighthouse Capital Partners, L.P. by Pointcast Incorporated, a California corporation (hereinafter with its successors called "COMPANY").

        2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "HOLDER"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase form the Company at a per share (the "Next Purchase Price") equal to the price per share of the series of Preferred Stock of the Company next issued by the Company after July 1, 1995 (the "Next Preferred Stock") that number of fully paid and nonassessable shares of Next Preferred Stock equal to $52,500 divided by the Next Purchase Price. Notwithstanding the foregoing, if the closing sale of the Next Preferred Stock has not occurred by December 31, 1995, the Holder shall be entitled to purchase from the Company pursuant to the conditions set forth above 83,758 shares of Series A Preferred Stock at $0.6268 per share (the "Series A Purchase Price"). The Series A Preferred Stock or Next Purchase Stock, as the case may be, shall hereafter be known as the "Preferred Stock," and the Next Purchase Price or Series A Purchase Price, as the case may be, shall hereafter be known as the "Purchase Price." Until such time as this Warrant is exercised in full, or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

        3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or by (iii) by any combination of the foregoing.

        4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:


                                   Y(A-B)
                               X= --------
                                     A
where:          X=      the number of shares of Preferred Stock to be issued
                        to the Holder pursuant to this Section 4.

                Y= the number of shares of Preferred Stock covered by this Warrant in respect of which the net issues election is made pursuant to the Section 4.

                A= the fair market value of one share of Preferred Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.
                B= the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this
                        Section 4.

        5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

        6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this
Section 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next lower number of full shares of Preferred Stock. The Company shall pay to the Holder upon exercise the fair market value, determined by the Board of Directors of the Company in its sole discretion, acting reasonably, of any fractional share of Preferred Stock otherwise issuable upon exercise of this Warrant.

        7. EXPIRATION DATE. This Warrant shall expire at the close of business on July 31, 2002, and shall be void thereafter. Notwithstanding the term of this Warrant fixed pursuant to Section 7 hereof and the provisions of
Section 10 below, the right to purchase Preferred Stock as granted herein shall expire, if not previously exercised, immediately upon the closing of a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company), or the sale of all or substantially all of the Company's properties and assets to any other person (the "Merger"), provided that the price per share paid in the Merger is equal to or greater than two times the Purchase Price per share.

The Company shall notify the Holder, in accordance with Section 13 below, of any Merger, and if the Company fails to deliver such notice, then notwithstanding anything to the contrary in this Warrant, the rights to purchase the Company's Preferred Stock shall not expire until ten (10) business days after the actual receipt by Holder of such notice; provided, however, that notwithstanding the foregoing, in no event shall the right to purchase Preferred Stock under this Warrant expire in Section 7 unless the Holder receives written notice of the proposed merger at least five (5) business days prior to the closing of such Merger. If such closing does not take place, the Company shall promptly notify the Holder that such proposed transaction has been terminated, and the Holder may rescind any exercise of its purchase rights promptly after such notice of termination of the proposed transaction if the exercise of the Warrant occurred after the Company notified the Holder that the Merger was proposed, or if the exercise was otherwise precipitated by such proposed Merger. In the event of such rescission, the Warrant will continue to be exercisable on the same terms and conditions contained herein.

        8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the earlier of the closing of the Next Preferred Stock or December 31, 1995 reserve and keep available such number of its authorized shares of such Preferred Stock and any Common Stock issuable upon the conversion thereof, $0.001 par value, of the Company (the "Common Stock"), free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

        9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

        10. MERGERS AND RECLASSIFICATIONS. Subject in all respects to Section 7 above, if after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 10, the term "REORGANIZATION" shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

        11. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

        12. NO RIGHTS AS SHAREHOLDERS. Except as provided herein, this Warrant does not entitle the Holder to any voting rights as a shareholder of the Company prior to the exercise if the Holder's rights to purchase Preferred Stock as provided herein.

        13.     NOTICE OF RECORD DATE, ETC.  In the event of:

                (a) any taking of the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

                (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or convergence of all or substantially all of its assets; or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is taken.

    14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

        A. The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

        B. The shares of Preferred Stock issuable upon the exercise of this Warrant will be duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

        C. This issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Articles of Incorporation or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

        D. As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information described in that certain Lease Line Schedule No. 01 to Master Equipment Lease Agreement No. 111 between the Company and Lighthouse Capital Partners, L.P. dated as of August 10, 1995.

        E. The Company hereby grants to the Holder the Registration Rights contained in Section 1 of the Company's Investor Rights Agreement dated as of June 4, 1994, so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be Registrable Securities, and (ii) the Holder shall be a "Holder", for all purposes of such Investor Rights Agreement.

    15. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

    16. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Preferred Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

        (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        (b) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

        (c) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 16.

        (d) DISPOSITION OF HOLDER'S RIGHTS. In no event will the Holder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall nave furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) reasonably satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available; provided that the Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions or transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

                (e) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investments.

                (f) RISK OF NO REGISTRATION. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"), or of a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the rights of the Holder to purchase Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        17.     NOTICE TRANSFERS, ETC.

                A. Any notice or written communication required or permitted to be given to the Holder may be given by mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

                B. Subject to compliance with applicable federal and state securities laws, and to the Holder's obtaining the Company's prior written consent, which shall not be unreasonably withheld, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

                C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

        18. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

        19. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

        20. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

        21. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

        22. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles of Incorporation in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the right and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

        23. VALUE; TAX INDEMNITY. The Company and the Holder agree that the value of this Warrant on the date of grant is $100. The Company hereby agrees to pay, indemnify and hold the Holder harmless from, and to reimburse the Holder for, all taxes, penalties, fines, additions to tax or interest thereon (collectively, "Taxes") imposed on, incurred by or asserted against the Holder by any Federal, state or local taxing authority to the extent resulting from income attributable to such Holder due to warrant accretion expense incurred by the Company. The Company further agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the recipient of the payment or indemnity harmless on a net aggregate after tax basis from all Taxes required to be paid by the recipient with respect to such payment or indemnity under the laws of any Federal, state or local taxing authority. Any payment or indemnity payable by the Company pursuant to this Section 23 shall be payable five (5) days prior to the time that the Taxes giving rise to such payment nor indemnity become payable.

Dated: August 10, 1995
       -------------------

                                   POINTCAST INCORPORATED


        (Corporate Seal)           By: /s/ John Jewett
                                       ----------------------------------------

                                   Name: John Jewett
                                         --------------------------------------

                                   Title: Vice President Finance & Operations
                                          -------------------------------------

Attest:


--------------------------
     VICE PRESIDENT

                                 Subscription

To: ____________________________        Date: _________________________________

     The undersigned hereby subscribes for _________________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Name for Registration

                                        _______________________________________
                                        Mailing Address



                           Net Issue Election Notice

To: ____________________________        Date: _________________________________

     The undersigned hereby elects under Section 4 to surrender the right to purchase _______ shares of Preferred Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Name for Registration

                                        _______________________________________
                                        Mailing Address

                                  Assignment

     For value received _______________________________ hereby sells, assigns and transfers unto ___________________________________________________________
                    (Please print or typewrite name and address of Assignee)

______________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint

_____________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated: ____________________

                                        ________________________________________


In the Presence of:

___________________________________